  EXHIBIT 99.1

Golden Matrix Reports Record First Quarter Revenues Exceeding $10.5 Million

LAS VEGAS, NV, February 23, 2023 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“GMGI” or the “Company”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems, and gaming content, today announced that pursuant to preliminary revenue estimates, it achieved record revenues of more than $10.5 million for the Company’s first fiscal quarter ended January 31, 2023. This represents an estimated 19% improvement on revenues of $8.88 million in the like year-ago period, and an estimated 10% improvement on revenues of $9.57 million in the previous quarter.

“Our new fiscal year is off to a great start, with the first quarter in our Company’s history to record more than $10 million in revenues,” said GMGI CEO, Brian Goodman, who continued, “Our core business-to-business (B2B) platform for operators throughout the Asia Pacific region remains strong, and we are now seeing an acceleration of growth in the Company’s business-to-consumer (B2C) segment, UK-based RKingsCompetitions Ltd (“RKings”).

During the quarter ended January 31, 2023, the RKings Tournament Platform awarded $4 million in prizes, including luxury cars and other luxury items. Currently, RKings has about 69,000 Instagram followers, in addition to more than 398,000 RKings Facebook followers. The number of registered users on the tournament platform now exceeds 285,000.

During the past fiscal year, according to Mr. Goodman, “Improvements in marketing, customer acquisition costs and operating efficiencies at RKings are paying off as evidenced by the B2C platform’s enhanced performance. Additionally, we believe we have positioned RKings’ highly scalable platform to be introduced into other regions, beginning with Mexico this year.”

Mr. Goodman also noted that RKings’ revenues and profitability are benefitting from the activities of GMG Assets Limited, a complementary business implemented during the second half of last year to provide the winners of RKings’ prizes with a cash option. Mr. Goodman continued, “The cash alternative offered to players is proving very attractive in that a number of winners have preferred taking cash instead of delivery on an exotic motor vehicle. Each transaction has a built-in positive margin, and we expect this business to make significant contributions to GMGI’s overall financial results as the number of auto tournament offerings continues to grow in Great Britain, and are expected to grow in additional jurisdictions in the future.”

Further information on financial results for the first fiscal quarter ended January 31, 2023 will be available in GMGI’s Quarterly Report on 10-Q filing, which is expected to be filed with the Securities and Exchange Commission on or before March 15, 2023.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Prelimary Results of Operations

The preliminary results for the fiscal quarter ended January 31, 2023 described above are an estimate, based on information available to management as of the date of this release, and are subject to further changes upon completion of the Company’s standard quarter-end closing procedures. Such financial results for the quarter ended January 31, 2023 and related comparisons to prior periods included in this release are preliminary and have not been reviewed or audited. This press release does not present all necessary information for an understanding of the Company’s financial condition as of the date of this release, or its results of operations for the quarter ended January 31, 2023. As the Company completes its quarter-end financial close process and finalizes its financial statements for the quarter, it will be required to make significant judgments in a number of areas. It is possible that the Company may identify items that require it to make adjustments to the preliminary financial information set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary data. The Company does not intend to update such financial information prior to the release of its final quarter-end financial statement information for the quarter ended January 31, 2023, which is currently scheduled to be released prior to March 15, 2023.

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Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, the Company’s preliminary revenue results for the fiscal quarter ended January 31, 2023 and whether actual financial results for the fiscal quarter ended January 31, 2023 will differ materially from the preliminary results reported above; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, global conflicts, including the ongoing war between Ukraine and Russia, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2022. These reports are filed with the SEC and available at www.sec.gov. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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